UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2008

Books-A-Million, Inc. ___________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

DELAWARE	0-20664	63-0798460
___________________________________________________________________________________________________________
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 Industrial Lane, Birmingham, Alabama ____________________________________________________________	35211 ______________________________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (205) 942-3737

N/A
___________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

          On May 22, 2008, Books-A-Million, Inc. issued a press release announcing its financial results for the first quarter ended May 3, 2008. A copy of the press release is attached hereto as Exhibit 99.1

          The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

Exhibit No.	Document Description
99.1	Press Release dated May 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_________BOOKS-A-MILLION, INC._______
(Registrant)

Date May 22, 2008___________________________
___________/s/ Douglas G. Markham__________
(Signature)
Name: Douglas G. Markham
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated May 22, 2008